BLACKROCK FOCUS VALUE FUND, INC.
(the “Fund”)

Supplement dated June 4, 2010 to the
Statement of Additional Information, dated October 28, 2009

Effective June 4, 2010, the following changes are made to the Statement of Additional Information of the Fund.

The section in the Statement of Additional Information captioned “Part I: Information About BlackRock Focus Value Fund, Inc. — I. Investment Objectives and Policies” is amended to include the following:

     The Fund may invest up to 25% of its total assets at the time of purchase in securities of foreign issuers, of which up to 10% can be in fixed income securities. The Fund may invest in debt securities issued or guaranteed by foreign government entities, commonly known as sovereign debt securities.

Shareholders should retain this Supplement for future reference.

Code# SAI-10121-0610-SUP